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                                                                   EXHIBIT 10.22


                                 AMENDMENT NO. 1
                       TO THE MASTER REPURCHASE AGREEMENT

         This is Amendment No. 1 (the "Amendment No. 1"), dated as of March 16, 2000 (the "Amendment Date"), by and between Lehman Commercial Paper Inc. (the "Buyer"), Bloomfield Acceptance Company, L.L.C. ("BAC"), MHFC, Inc. ("MHFC"), Dynex Financial, Inc. ("Dynex", together with BAC and MHFC the "Sellers"), and Bingham Financial Services Corporation ("Guarantor"), to that certain Second
Amended and Restated Master Repurchase Agreement dated as of March   , 2000,
(the "Repurchase Agreement").

                                   WITNESSETH

         WHEREAS, Sellers and Guarantor have advised the Buyer that, contemporaneously with the execution of this Amendment by all parties, the stock of MHFC will be sold and transferred to Gwenuc, LLC, and that prior to the execution of this Amendment all of the assets of MHFC, with the sole exception of approximately $3,300,000 of MH Loans originated directly or indirectly by MHFC (the "RETAINED LOANS"), have been sold and transferred to Dynex; and

         WHEREAS, MHFC is not currently a Seller of any MH Loans to the Buyer under the Repurchase Agreement; and

         WHEREAS, the Sellers, Guarantor and the Buyer have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement be amended to terminate MHFC as a party thereto.

         Accordingly, the Sellers, Guarantor and the Buyer hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Repurchase Agreement is hereby amended as follows:

1. MHFC is hereby unconditionally terminated as a party under and pursuant to the Repurchase Agreement, and has no further rights to be a Seller thereunder.

2. The Buyer consents to the sale by Guarantor to Gwenuc, LLC of all of the stock of MHFC.

3. MHFC confirms that, notwithstanding its termination as Seller under the Repurchase Agreement, it remains liable and responsible to the Buyer for all of MHFC's obligations of payment and performance under and pursuant to the Repurchase Agreement that may presently exist, or that may arise hereafter, based in whole or in part upon facts, circumstances or events that occur or exist, or that occurred or existed, in whole or in part, on or before this date.

4. MHFC hereby unconditionally releases and discharges the Buyer (and its affiliates, agents and employees) from all claims and damages that may have heretofore or hereafter arisen or accrued under or pursuant to the Repurchase Agreement (or any earlier edition thereof).


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5.   BAC, Dynex and Guarantor have requested and hereby consent to the termination of MHFC as a Seller under the Repurchase Agreement.

6. BAC and Dynex hereby ratify and confirm that, except as modified and amended by this Amendment, the Repurchase Agreement, and all other agreements and instruments executed and/or delivered thereunder by either or both of them to or for the benefit of the Buyer, remain in full force and effect in accordance with their respective terms.

7. Each BAC and Dynex as a Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement.

8. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

9. This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10. This Amendment No. 1 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

11. This Amendment No. 1 shall inure to the benefit of and be binding upon the Buyer and the Sellers under the Repurchase Agreement, and their respective successors and permitted assigns.

                    [Signatures Commence on Following Page]


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         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                            LEHMAN COMMERCIAL PAPER INC.

                                            Buyer

                                            By:    /s/ Francis X. Gilhool
                                                  -----------------------
                                            Name:  Francis X. Gilhool
                                                  -----------------------
                                            Title: Authorized Signatory
                                                  -----------------------


BLOOMFIELD ACCEPTANCE                       DYNEX FINANCIAL, INC.
COMPANY, L.L.C.                             Seller

Seller

By: /s/ Daniel E. Bober                     By: /s/ J. Peter Scherer
   --------------------------------            ---------------------------------
   Name: Daniel E. Bober, President            Name: J. Peter Scherer, President

MHFC, INC.                                  BINGHAM FINANCIAL SERVICES, INC.

Terminated Seller                           Guarantor

By: /s/ Ronald A. Klein                     By: /s/ Ronald A. Klein
   --------------------------------            ---------------------------------
   Name: Ronald A. Klein, President            Name: Ronald A. Klein, President